     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 11, 1994

                                                       REGISTRATION NO. 33-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              MERRILL CORPORATION
             (Exact name of registrant as specified in its charter)

                   MINNESOTA                        41-0946258
            (State of incorporation)             (I.R.S. Employer
                                                Identification No.)

                            ------------------------

                               ONE MERRILL CIRCLE
                           ST. PAUL, MINNESOTA 55108
                                 (612) 646-4501
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                           1993 STOCK INCENTIVE PLAN
                           (Full title of the plans)
                            ------------------------

                             STEVEN J. MACHOV, ESQ.
                VICE PRESIDENT -- GENERAL COUNSEL AND SECRETARY
                              MERRILL CORPORATION
                               ONE MERRILL CIRCLE
                           ST. PAUL, MINNESOTA 55108
                                 (612) 646-4501
          (Name and address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
           IMMEDIATELY UPON THE FILING OF THIS REGISTRATION STATEMENT
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                     PROPOSED
                                                    PROPOSED          MAXIMUM
           TITLE OF                                  MAXIMUM         AGGREGATE        AMOUNT OF
       SECURITIES TO BE          AMOUNT TO BE    OFFERING PRICE      OFFERING       REGISTRATION
          REGISTERED            REGISTERED (1)    PER SHARE (2)      PRICE (2)           FEE
Common Stock, par value $.01
 per share....................  500,000 shares       $27.75         $13,875,000        $4,785

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement includes an indeterminate number of additional shares as may be issuable as a result of anti-dilution provisions described herein.
(2) Estimated solely for the purpose of calculating the amount of the registration fee and calculated on the basis of the average between the high and low reported sales prices of the Registrant's Common Stock on March 10, 1994 on the national over-the-counter market, as reported by the NASDAQ National Market System.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

    The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:
(1) the Company's Annual Report on Form 10-K for the year ended January 31, 1993 (File No. 0-14082); (2) all other reports filed by the Company pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since January 31, 1993; and (3) the description of the Company's Common Stock contained in its Registration Statement on Form 8-A.

    All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all shares of Common Stock offered pursuant to this Registration Statement have been sold or that deregisters all shares of Common Stock then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

    The description of the Company's Common Stock to be offered pursuant to this Registration Statement has been incorporated by reference into this Registration Statement as described in Item 3 of this Part II.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

    The consolidated balance sheets as of January 31, 1993 and 1992 and the consolidated statements of operations, changes in shareholders' equity, and cash flows for each of the three years in the period ended January 31, 1993, incorporated by reference in this Registration Statement, have been incorporated herein in reliance on the report of Coopers & Lybrand, independent accountants, given on the authority of that firm as experts in accounting and auditing.

    The validity of the Common Stock being offered hereby is being passed upon for the Company by Oppenheimer Wolff & Donnelly, Minneapolis, Minnesota. Richard
G. Lareau, a partner of the law firm, is a director of the Company and, as of February 7, 1994, directly and beneficially owned 75,300 shares and indirectly, an additional 5,000 shares of Common Stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Minnesota Statute Section 302A.521 provides that a Minnesota business corporation shall indemnify any director, officer, or employee of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity (as defined) of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding if certain statutory standards are met. "Proceeding" means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation. Section 302A.521 contains detailed terms regarding such right of indemnification and reference is made thereto for a complete statement of such indemnification rights.

    Article X of the Company's Restated Articles of Incorporation provides that directors, officers, employees and agents, past or present, of the Company, and persons serving as such of another corporation or entity at the request of the Company, shall be indemnified by the Company to the fullest extent permitted by applicable state law.

    The   Company  maintains  directors'   and  officers'  liability  insurance,
including a reimbursement policy in favor of the Company.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

    No securities are to be reoffered or resold pursuant to this Registration Statement.

ITEM 8.  EXHIBITS.

  EXHIBIT
    NO.                                                     DESCRIPTION
- -----------  ---------------------------------------------------------------------------------------------------------
       4.1   Articles of Incorporation of the Company, as amended (incorporated by reference to Exhibit 3.1 to the
              Company's Registration Statement on Form S-1 (File No. 33-4062)).
       4.2   Amendments to Articles of Incorporation as of June 20, 1986 and March 27, 1987 (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for fiscal year ended January 31, 1987 (File
              No. 0-14082)).
       4.3   Restated Bylaws of the Company (incorporated by reference to Exhibit 3.3 to the Company's Annual Report on Form 10-K for fiscal year ended January 31, 1990 (File No. 0-14082)).
       5.1   Opinion and Consent of Oppenheimer Wolff & Donnelly.
      23.1   Consent of Oppenheimer Wolff & Donnelly (included in Exhibit 5.1).
      23.2   Consent of Coopers & Lybrand, Independent Accountants.
      24.1   Power of Attorney (included on page II-4 of this Registration Statement).
      99.1   1993 Stock Incentive Plan (incorporated by reference to Exhibit 10.8 to the Company's Annual Report on
              Form 10-K for the fiscal year ended January 31, 1993 (File No. 0-14082)).

ITEM 9.  UNDERTAKINGS.

    (a) The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3)  To remove from registration by  means of a post-effective amendment
    any  of  the  securities  being  registered  which  remain  unsold  at   the
    termination of the offering.

    (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of

1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, except as to certain insurance policies, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul, State of Minnesota, on March 11, 1994.

(REGISTRANT)           MERRILL CORPORATION
BY (SIGNATURE)
(NAME AND TITLE)       John W. Castro, President and Chief Executive Officer
(DATE)                 March 11, 1994

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John W. Castro and John B. McCain and each or any one of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

    Pursuant   to  the  requirements  of  the   Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons on the dates and in the capacities indicated.

BY (SIGNATURE)         John W. Castro, President and Chief Executive Officer (Principal
(NAME AND TITLE)       Executive Officer) and Director
(DATE)                 March 11, 1994
                       John B. McCain, Vice President -- Finance, Chief Financial
BY (SIGNATURE)         Officer and Treasurer (Principal Financial and Accounting
(NAME AND TITLE)       Officer)
(DATE)                 March 11, 1994
BY (SIGNATURE)
(NAME AND TITLE)       Kenneth F. Merrill, Director
(DATE)                 March 11, 1994
BY (SIGNATURE)
(NAME AND TITLE)       Robert F. Nienhouse, Director
(DATE)                 March 11, 1994
BY (SIGNATURE)
(NAME AND TITLE)       Richard G. Lareau, Director
(DATE)                 March 11, 1994
BY (SIGNATURE)
(NAME AND TITLE)       Paul G. Miller, Director
(DATE)                 March 11, 1994
BY (SIGNATURE)
(NAME AND TITLE)       Rick R. Atterbury, Director
(DATE)                 March 11, 1994
BY (SIGNATURE)
(NAME AND TITLE)       Ronald N. Hoge, Director
(DATE)                 March 11, 1994

                               INDEX TO EXHIBITS

  EXHIBIT                                                                                         PAGE
- -----------                                                                        ----------------------------------
       4.1   Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1
              (File No. 33-4062)).
       4.2   Amendments to Articles of Incorporation as of June 20, 1986 and
              March 27, 1987 (incorporated by reference to Exhibit 3.2 to the
              Company's Annual Report on Form 10-K for fiscal year ended January
              31, 1987
              (File No. 0-14082)).
       4.3   Restated Bylaws of the Company (incorporated by reference to Exhibit
              3.3 to the Company's Annual Report on Form 10-K for fiscal year ended January 31, 1990 (File No. 0-14082)).
       5.1   Opinion and Consent of Oppenheimer Wolff & Donnelly.................    Filed herewith electronically.
      23.1   Consent of Oppenheimer Wolff & Donnelly (included in Exhibit 5.1).
      23.2   Consent of Coopers & Lybrand, Independent
              Accountants........................................................    Filed herewith electronically.
      24.1   Power of Attorney (included on page II-4 of this Registration
              Statement).
      99.1   1993 Stock Incentive Plan (incorporated by reference to Exhibit 10.8 to the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 1993 (File No. 0-14082)).